SECURITIES AND EXCHANGE COMMISSION


                      WASHINGTON, DC  20549


                             FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
               The Securities Exchange Act of 1934


                           May 24, 2002
                                 ------------
         Date of Report (Date of earliest event reported


                      Cyclo3pss Corporation
                      ---------------------
      (Exact name of Registrant as specified in its charter)


    Delaware                       0-22720            87-0455642
    --------                       -------            ----------
    State of Incorporation    Commission File No.     IRS Employer
                                                      Identification No.




              7105 South Highland Drive, Suite #102
                    Salt Lake City, UT  84121
                          -------------------------
              Address of principal executive offices



                              (801) 972-9090
                              --------------
                 (Registrant's telephone number)


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Item 4.  Changes in Registrant's Certifying Accountants


The Audit Committee of the Board of Directors of Cyclo3pss Corporation (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors on May 20, 2002, decided to no longer engage Ernst & Young LLP ("Ernst & Young") as the Company's independent public accountants and engaged Squire & Company, PC to serve as the Company's independent public accountants effective immediately.

During the two fiscal years ended February 29, 2000 and February 28, 2001, and through the date of this Form 8-K, there were no disagreements with Ernst & Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Ernst and Young's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in item 304 (a) (1) (v) of Regulation S-K. Ernst & Young has not rendered an opinion on the Company's financial statements for the year ended February 28, 2002.

Except for an explanatory paragraph concerning the Company's ability to continue as a going concern, the audit report of Ernst & Young, LLP on the financial statements of Cyclo3pss for the year ended February 28, 2001, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Ernst & Young with a copy of the foregoing disclosures. A letter from Ernst & Young, LLP dated May 24, 2002 to the Securities and Exchange Commission stating its agreement with such statements is attached as Exhibit 16.

During the years ended February 29, 2000 and February 28, 2001 and through the date hereof, the Company did not consult with Squire & Company, PC regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements or any other matters or reportable events as set forth in items 304 (a) (2)
(i) and (ii) of Regulation S-K.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 24, 2002

                                       CYCLO3PSS

                                       By:  William R. Stoddard
                                       ------------------------
                                       CEO & Chairman
                                       Principal Executive Officer


                          EXHIBIT INDEX

     The following exhibits are filed herewith:

Number         Description
---------      --------------
    16 Letter from Ernst & Young, LLP to the Securities and Exchange Commission dated May 24, 2002.

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